UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2016

Date of reporting period: May 31, 2016

Item 1. Reports to Stockholders.

Annual Report

May 31, 2016

Schooner Fund

Class A
(SCNAX)

Institutional Class
(SCNIX)

Schooner Hedged Alternative Income Fund

Class A
(SHAAX)

Institutional Class
(SHAIX)

Investment Advisor

Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Phone: 866-724-5997

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	9

INVESTMENT HIGHLIGHTS	11

SCHEDULES OF INVESTMENTS	17

SCHEDULE OF WRITTEN OPTIONS	25

STATEMENTS OF ASSETS AND LIABILITIES	30

STATEMENTS OF OPERATIONS	32

STATEMENTS OF CHANGES IN NET ASSETS	33

FINANCIAL HIGHLIGHTS	36

NOTES TO FINANCIAL STATEMENTS	42

REPORT OF THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	56

NOTICE OF PRIVACY POLICY & PRACTICES	57

ADDITIONAL INFORMATION	58

Schooner Fund (SCNAX/SCNIX)
Annual Shareholder Letter

Dear Fellow Shareholders,

Throughout the last one-year period, the Fund’s positioning has been fairly consistent. We believed volatility in the U.S. equity space was neutral to inexpensive, and that purchasing short duration puts and/or put spreads as the primary hedging mechanism offered the most robust risk/return profile. We believe the current market structure and environment can lead to an “accident” or "black swan” event, and the manifestation of risk can happen very quickly. We believe there is a very real possibility that investors are not as safe as the market postulates. For these reasons, we continue to maintain a net log exposure of only 0%-10% (our most conservative stance and slightly lower than our average for the last fiscal year.) We maintain SPY (SPDR S&P 500 ETF) put coverage of at least 1.5X and as high as 5X, to give potential to not only hedge in large and sudden down market moves, but to potentially very meaningfully win to it. The year was a difficult one performance wise for the Fund with losses overwhelmingly being driven by premium being paid to maintain the robust put coverage. However, in a world where the return of all risk assets seem to be untethered to reality, it should be understood that the current positioning is designed to be a portfolio level diversifier. We are NOT short the market, but the high put coverage ratio provides a potential inflection point for the Fund to turn positive on a big enough daily down move. A daily crash scenario provides the greatest potential for win.

Why does this positioning make sense? Why is the Fund potentially a good fit as a piece of one’s overall allocation? A small but vocal minority has been steadily sounding the alarm of trouble ahead for equity markets. The argument, which has become increasingly evident to us during our daily trading and thus impossible to dismiss as the musings of a few crackpots, goes like this; equity markets are controlled by momentum-based algorithms. These quantitative strategies can cause exaggerated price movement because they are agnostic to underlying values and computers trade solely on past price performance, volatility, and key technical levels. For the most, part these strategies disregard company balance sheets and income statements, intrinsic values are essentially ignored. In addition, we are in a market environment with ubiquitous global government intervention. These governments and central banks are increasingly controlled or influenced by those who believe in the concept of prices and price momentum which can create feedback loop market moves. The start of 2016 we saw this phenomenon to the downside, and recently in March, we’ve seen this feedback loop to the upside. A continued dependence on central planning for investment returns undoubtedly represents a slippery slope. It is seemingly inevitable that mistakes will be made and the potential for a period of substandard global economic growth and equity market returns is in the future, the remaining question is just “when?”.

Detailed Current Positioning Overview –

The underlying equity portfolio consisted of 135+ stocks that are all included in the S&P 500 Index. The portfolio’s sector weighting closely resembled the exposures of the S&P 500, and the active share was between 20%-25% for the period 6/1/15-5/30/16. The underlying portfolio provides the scaffolding for the implementation of the hedge, and is currently designed to mimic the S&P 500 Index. The hedge of choice has been 1-4 week SPY put options that range from 5% in-the-money to 5% out-of-the-money. The notional coverage of the defensive index puts versus the long value of the stock portfolio generally ranged from 2X to 5X coverage, while maintaining an overall net long exposure of 0 to 10%, our most defensive stance.

Forward Looking –

As we continue through 2016, the risk of a major pullback in the stock market remains ever present, and the fixed income markets continue to look vulnerable. In our view the market environment since 2009 has fostered a mentality and behavior that is hazardous on many levels. Persistent central bank intervention, coupled with a one directional and low volatility bull market has lulled investors into a state of complacency and led to an undervalued appreciation of risk management.

We continue to maintain a slightly net long exposure with a robust hedge that seeks to provide not only a hedge against a true crash but a win to it. The coming year may create exponential challenges for equity investors. We look at these events as opportunities and look forward to navigating through them.

Sincerely,

Greg Levinson & Tony Fusco
Portfolio Managers

Past performance is no guarantee of future results.

Opinions expressed in this letter are those of Schooner Investment Group, LLC (the “Advisor”), are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Must be proceeded or accompanied by a prospectus.

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Below investment grade bonds are subject to greater loss of income and principal. The Fund may also use options and futures contracts, which have risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The Fund may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Covered calls may limit the upside potential of a security and puts may obligate a purchase of a security in unfavorable market conditions.

The SPDR S&P ETF (SPY) is an exchange traded fund that, before expenses, generally corresponds to the price and yield performance of the S&P 500 Index.

Active share: measurement of the degree of difference between a fund portfolio and its benchmark index.

Out of the money: An “out of the money” put option has a strike price that is lower than the market price of the underlying asset.

In the money: An “in the money” put option has a strike price that is higher than the market price of the underlying asset.

Put Option: An option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. This is the opposite of a call option, which gives the holder the right to buy shares. A put becomes more valuable as the price of the underlying security depreciates.

S&P 500 Index: A broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest in an index.

The Schooner Fund is distributed by Quasar Distributors, LLC.

Schooner Hedged Alternative Income Fund (SHAIX/SHAAX)
Annual Shareholder Letter

Dear Fellow Shareholders,

As discussed in our previous commentaries, the past year has been a sub-optimal environment for put selling strategies, and though it has weathered the storm, our hedged put selling fund has not been immune. The worst part of the fiscal year was the first 6 weeks of 2016, ending 2/11/2016, which saw a 7.99% drawdown in the Schooner Hedged Alternative Income Fund. However, from that low point, the Institutional Class Shares of the Fund (SHAIX) returned +4.79% through May 31, 2016. With the benefit of hindsight, it appears now that the early portion of this calendar year was indeed anomalous – a historically bad period for factors that detracted from the Fund’s performance.

Although the Fund’s medium-term performance (specifically 2016 YTD) has been below expectations, several points can be highlighted regarding both the Fund’s short-term and long-term performance.

•	The Fund’s first full calendar year was 2015, during which the Institutional Class Shares achieved a total return of +10.06% versus total returns for the S&P 500 of +1.38% and for AGG of +0.55%.
•	From February 11th through May 31, 2016, the Fund has performed very well. The Institutional Class Shares are +4.79% in the period with a standard deviation of only 4.60.
•
We believe the first 6 weeks of 2016 was an outlier event for the strategy, a period of massive idiosyncratic underperformance and massive dispersion like we have never seen, creating the bad performance anomaly stretch.

•
Average annual returns for SHAIX for the 1 year and Since Inception (11/28/2014) periods through May 31, 2016 were -5.70% and 7.48% versus 1.72% and 3.12% for the S&P 500 Index and 2.99% and 2.72% for the Barclays US Aggregate Bond Index for the same periods.

*	Net Expense Ratio: SHAIX 1.39%. Gross Expense Ratio: SHAIX 3.66%

*	The Advisor has contractually agreed to waive fees through February 1, 2017.

For performance data current to the most recent month end, contact your financial professional or call Schooner Funds at 1-866-724-5997. The performance data contained within this report represents past performance, which does not guarantee future results. The return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. The Fund’s current performance may be higher or lower and is subject to substantial changes. Performance figures assume that all distributions are reinvested. Total return is based on net change in NAV assuming reinvestment of distributions. Performance reflects a fee waiver in effect. In the absence of such waiver, returns would be reduced.

We have previously discussed at length the effect on the Fund portfolio of what we have termed “idiosyncratic” performance, which we have used to describe the performance of the stocks underlying our sold puts relative to the S&P 500’s performance. For the record, relative stock performance for the year was in the neighborhood of -18% (the stocks on which the put options were sold). As might be expected, the vast majority of that underperformance (approximately -15%) came during the period between the start of 2016 through mid-February.

Throughout 1Q 2016, it became evident to us that our exposure to these swings in relative stock performance was creating a level of return volatility that was greater than we would like for our investors and ourselves. With that in mind, the following passage is excerpted from our 1Q 2016 Portfolio Manager Commentary, which bears repeating here, as it discusses our actions in dealing with this issue, and it continues to be relevant:

In response to this challenging market environment and the extremely violent individual stock movement, we made some adjustments to the portfolio that seek to mitigate risk and volatility of returns. In addition to the normal risk management process of rolling strikes, the pricing environment allowed us to:

1.	Move up in market cap (higher quality names, in our view)

2.	Move further out of the money (seek to reduce risk)

3.	Extend duration (aim to increase premiums collected)

These changes allowed us to bring the portfolio volatility and returns back to levels we are more comfortable with, as well it helped reduce transaction costs.

As the swings in individual stocks relative to the index decreased, the volatility of SHAIX portfolio returns likewise decreased dramatically (standard deviation for period 12/31/15-2/11/16 was 10.52 versus 4.61 for the period 2/12/16-5/31/16), and the returns themselves became more what we view as “normal” and more in line with our long term performance expectations. We are satisfied that the portfolio level adjustments we made have borne fruit and are pleased to see our performance stabilize and return volatility realign with expectations.

Looking forward, due to both our adjustments to reduce portfolio volatility and the current pricing environment of single name puts, which is on the low end in terms of implied volatility, the static decay that the portfolio currently earns is somewhat lower than the historical average that we have observed. However, given our current conservative positioning, we feel we should have a greater buffer against potential adverse market events. Such a buffer can give us greater flexibility to be able to reposition quickly and attempt to take advantage of a more attractive pricing environment when it develops.

We remain very optimistic about the strategy’s ability to generate true alpha derived from generally overpriced implied volatility in single name puts. Additionally, we are confident in our ability to add value by reducing return volatility through our hedging activity and strict risk management standards.

Thank you,

Greg Levinson
Morgan Avitabile
Anthony Fusco

Opinions expressed in this letter are those of Schooner Investment Group, LLC (the “Advisor”), are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Mutual fund investing involves risk; principal loss is possible. The Fund is nondiversified, which means that a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. Investments in options and other derivative instruments may be more volatile than direct investments in the underlying securities, may involve additional costs and may involve a small initial investment relative to the risk assumed. The Fund’s investments in options could include the loss of the entire premium and the value of the underlying asset. The Fund’s investments in derivatives could create exposure greater than the value of securities in the Fund’s portfolio. Derivatives investments may create economic leverage and can result in losses to the Fund that exceed the original amount invested. Small-, mid- and micro-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities tend to be more volatile and less liquid than the securities of larger, more established companies. The value of put options on exchange traded funds (“ETFs”) sold by the Fund is based on the value of the ETFs underlying the options. The price of an ETF can fluctuate within a wide range, and the value of an option on an ETF may decrease if the prices of the securities owned by the ETF go down. An index ETF may not replicate the performance of a benchmark index it seeks to track. In addition, an ETF is subject to the risk that the market price of the ETF’s shares may trade at a discount to its net asset value or an active trading market for its shares may not develop or be maintained. Trading of an ETF’s shares may be halted, during which time an option may be exercised, exposing the Fund to the risks of directly investing in an ETF’s shares. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Definitions:
Implied Volatility: Implied volatility shows the expectation of future volatility.

Static Decay: Is the ratio of the change in an option’s price to the decrease in time to expiration.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

S&P 500 Index: A broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Barclays U.S. Aggregate Bond Index is used to represent investment grade bonds being traded in United States. It is not possible to invest in an index.

Drawdown: Is the peak-to-trough decline during a specific recorded period of a fund.

Standard Deviation: Is a statistical measurement that sheds light on historical volatility.

Basis Point: One basis point is equal to 1/100th of 1%.

Must be preceded or accompanied by a prospectus.

Distributed by Quasar Distributors, LLC.

SCHOONER FUNDS
Expense Example
(Unaudited)
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on investments of $1,000 invested at the beginning of the period and held for the entire period (12/1/15 – 5/31/16).

Actual Expenses

The first line of each of the following tables provides information about actual account values and actual expenses. If you purchase Class A shares of the Schooner Fund or the Schooner Hedged Alternative Income Fund you will pay a maximum initial sales charge of 4.75% or 3.50%, respectively, when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which each Fund invests, in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Examples. The Examples include, but are not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SCHOONER FUNDS
Expense Example (Continued)
(Unaudited)

	Schooner Fund – Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2015	5/31/16	12/1/2015 – 5/31/16(1)
Actual(2)	$1,000.00	$ 929.80	$ 9.65
Hypothetical(3)	$1,000.00	$1,015.00	$10.08

(1)	Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(2)	Excluding broker interest and interest expense, your actual cost of investing in the Fund would be $9.65.
(3)	Excluding broker interest and interest expense, your hypothetical cost of investing in the Fund would be $10.08.

	Schooner Fund – Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2015	5/31/16	12/1/2015 – 5/31/16(1)
Actual(2)	$1,000.00	$ 930.90	$8.40
Hypothetical(3)	$1,000.00	$1,016.30	$8.77

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(2)	Excluding broker interest and interest expense, your actual cost of investing in the Fund would be $8.40.
(3)	Excluding broker interest and interest expense, your hypothetical cost of investing in the Fund would be $8.77.

	Schooner Hedged Alternative Income Fund – Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2015	5/31/16	12/1/2015 – 5/31/16(1)
Actual(2)	$1,000.00	$957.20	$8.17
Hypothetical(3)	$1,000.00	$1,016.65	$8.42

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.67%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(2)	Excluding broker interest and interest expense, your actual cost of investing in the Fund would be $8.12.
(3)	Excluding broker interest and interest expense, your hypothetical cost of investing in the Fund would be $8.37.

	Schooner Hedged Alternative Income Fund – Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2015	5/31/16	12/1/2015 – 5/31/16(1)
Actual(2)	$1,000.00	$958.20	$7.00
Hypothetical(3)	$1,000.00	$1,017.85	$7.21

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(2)	Excluding broker interest and interest expense, your actual cost of investing in the Fund would be $6.95.
(3)	Excluding broker interest and interest expense, your hypothetical cost of investing in the Fund would be $7.16.

SCHOONER FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation with the generation of moderate current income. The Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity securities of U.S. companies with large market capitalizations (“large-cap companies”). The Fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more. The Fund’s investment strategy utilizes multiple approaches, including:

1)	managing an equity portfolio of U.S. large-cap companies;
2)	selling single issuer call options against long equity positions;
3)	selectively purchasing U.S. convertible securities; and
4)	purchasing and/or selling combinations of index related puts and put spreads and calls and call spreads.

The Fund’s allocation of portfolio assets as of May 31, 2016 is shown below.

Allocation of Portfolio Assets
(% of Investments)

Continued

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of May 31, 2016

				Since	Since
				Inception	Inception
	1 Year	3 Years	5 Years	(8/29/08)	(6/22/12)
Class A
(with sales charge)(1)	(19.56)%	(6.44)%	(1.53)%	1.72%	—
Class A
(without sales charge)	(15.54)%	(4.91)%	(0.57)%	2.36%	—
Institutional Class	(15.33)%	(4.66)%	—	—	(1.37)%
S&P 500 Index	1.72%	11.06%	11.67%	8.90%	14.57%

(1)
With sales charge returns reflect the deduction of current maximum initial sales charge of 4.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Class A
Growth of $10,000 Investment

Institutional Class
Growth of $1,000,000 Investment

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation through the generation of income using strategies that have minimal correlation with traditional fixed income markets. The Fund seeks to achieve its investment objective by selling (writing) listed put options on domestic equity securities without regard to market capitalization, including common stocks, preferred stocks and exchange traded funds that invest in equity securities or that seek to track U.S. equity indices.

The Fund’s allocation of portfolio assets as of May 31, 2016 is shown below.

Allocation of Portfolio Assets

Continued

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of May 31, 2016

		Since	Since
		Inception	Inception
	1 Year	(9/28/15)*	(11/28/14)
Class A
(with sales charge)(1)	—	(7.08)%	—
Class A
(without sales charge)	—	(3.70)%	—
Institutional Class	(5.70)%	—	7.48%
Barclays Aggregate Bond Index	2.99%	2.96%	2.72%

(1)
Returns with sales charges reflect the deduction of the current maximum initial sales charge of 3.50% for Class A. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

*	Returns of less than one year are not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.

One cannot invest directly in an index.

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Investment Highlights (Continued)
(Unaudited)

Class A
Growth of $10,000 Investment

Institutional Class
Growth of $10,000 Investment

SCHOONER FUND

Schedule of Investments

May 31, 2016

	Shares	Value
COMMON STOCKS – 77.19%
Administrative and Support Services – 0.30%
Baker Hughes, Inc.	3,500	$162,330

Air Transportation – 0.40%
Delta Air Lines, Inc.	5,000	217,300

Apparel Manufacturing – 0.29%
VF Corp.	2,500	155,800

Beverage and Tobacco Product Manufacturing – 3.22%
Altria Group, Inc.	5,000	318,200
Coca-Cola Company	12,500	557,500
PepsiCo, Inc.	5,000	505,850
Philip Morris International, Inc.	2,500	246,700
Reynolds American, Inc.	2,500	124,250
		1,752,500

Broadcasting (except Internet) – 1.87%
Comcast Corp. – Class A	7,500	474,750
Walt Disney Co.	5,500	545,710
		1,020,460

Building Material and Garden Equipment and Supplies Dealers – 1.10%
Home Depot, Inc.	3,000	396,360
Lowe’s Companies, Inc.	2,500	200,325
		596,685

Chemical Manufacturing – 9.58%
Abbott Laboratories	5,000	198,150
AbbVie, Inc.	5,000	314,650
Allergan PLC (a)(b)	2,000	471,500
Celgene Corp. (b)	3,000	316,560
Colgate-Palmolive Co.	5,000	352,050
Dow Chemical Co.	5,000	256,800
Ecolab, Inc.	2,000	234,480
EI du Pont de Nemours & Co.	5,000	327,050
Eli Lilly & Co.	4,000	300,120
Gilead Sciences, Inc.	5,000	435,300
Johnson & Johnson	8,000	901,520
Merck & Co., Inc.	7,500	421,950
Monsanto Co.	500	56,235

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2016

	Shares	Value

Chemical Manufacturing – 9.58% (Continued)
Mylan NV (a)(b)	2,500	$108,350
Pfizer, Inc.	15,000	520,500
		5,215,215

Clothing and Clothing Accessories Stores – 0.42%
TJX Companies, Inc.	3,000	228,360

Computer and Electronic Product Manufacturing – 7.11%
Apple, Inc.	16,000	1,597,760
Cisco Systems, Inc.	12,500	363,125
HP, Inc.	5,000	66,900
Intel Corp.	15,000	473,850
Medtronic PLC (a)	2,500	201,200
Micron Technology, Inc. (b)	5,000	63,600
Northrop Grumman Corp.	1,000	212,670
QUALCOMM, Inc.	2,500	137,300
Rockwell Automation, Inc.	1,500	174,075
Texas Instruments, Inc.	4,500	272,700
Thermo Fisher Scientific, Inc.	2,000	303,540
		3,866,720

Couriers and Messengers – 1.36%
FedEx Corp.	2,000	329,940
United Parcel Service, Inc. – Class B	4,000	412,360
		742,300

Credit Intermediation and Related Activities – 6.63%
Bank of America Corp.	25,000	369,750
Bank of New York Mellon Corp.	7,000	294,420
Capital One Financial Corp.	2,500	183,100
Citigroup, Inc.	10,000	465,700
Huntington Bancshares, Inc.	5,000	52,250
JPMorgan Chase & Co.	10,000	652,700
Northern Trust Corp.	2,000	148,200
PNC Financial Services Group, Inc.	3,000	269,220
Regions Financial Corp.	10,000	98,300
Visa, Inc. – Class A	4,000	315,760
Wells Fargo & Co.	15,000	760,800
		3,610,200

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2016

	Shares	Value

Electrical Equipment, Appliance, and Component Manufacturing – 1.58%
Corning, Inc.	5,000	$104,450
General Electric Co.	25,000	755,750
		860,200

Fabricated Metal Product Manufacturing – 0.32%
Parker-Hannifin Corp.	1,500	172,260

Food Manufacturing – 0.79%
Kraft Heinz Co.	2,500	207,975
Mondelez International, Inc. – Class A	5,000	222,450
		430,425

Food Services and Drinking Places – 1.33%
McDonald’s Corp.	2,000	244,120
Starbucks Corp.	5,000	274,450
Yum! Brands, Inc.	2,500	205,225
		723,795

General Merchandise Stores – 0.75%
Costco Wholesale Corp.	2,500	371,925
Target Corp.	500	34,390
		406,315

Health and Personal Care Stores – 1.64%
CVS Health Corp.	3,000	289,350
Express Scripts Holdings Co. (b)	3,000	226,650
McKesson Corp.	1,000	183,140
Walgreens Boots Alliance, Inc.	2,500	193,500
		892,640

Insurance Carriers and Related Activities – 5.74%
Aetna, Inc.	2,500	283,075
Allstate Corp.	3,000	202,530
American International Group, Inc.	5,000	289,400
Berkshire Hathaway, Inc. – Class B (b)	5,000	702,700
Chubb Ltd. (a)	402	50,897
Cigna Corp.	2,000	256,220
Hartford Financial Services Group, Inc.	2,500	112,925
Lincoln National Corp.	2,500	114,625
MetLife, Inc.	5,000	227,750
Principal Financial Group, Inc.	2,500	111,400
Prudential Financial, Inc.	3,000	237,750

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2016

	Shares	Value

Insurance Carriers and Related Activities – 5.74% (Continued)
UnitedHealth Group, Inc.	4,000	$534,680
		3,123,952

Leather and Allied Product Manufacturing – 0.81%
NIKE, Inc. – Class B	8,000	441,760

Machinery Manufacturing – 1.46%
Caterpillar, Inc.	3,000	217,530
Cummins, Inc.	1,500	171,705
Deere & Co.	2,500	205,725
United Technologies Corp.	2,000	201,160
		796,120

Management of Companies and Enterprises – 0.15%
AES Corp.	7,500	83,175

Merchant Wholesalers, Durable Goods – 0.09%
Xerox Corp.	5,000	49,850

Merchant Wholesalers, Nondurable Goods – 1.70%
Cardinal Health, Inc.	2,500	197,375
Procter & Gamble Co.	9,000	729,360
		926,735

Mining (except Oil and Gas) – 0.10%
Freeport-McMoRan, Inc. – Class B (b)	5,000	55,400

Miscellaneous Manufacturing – 0.93%
3M Co.	3,000	504,960

Miscellaneous Store Retailers – 0.08%
Staples, Inc.	5,000	44,000

Motion Picture and Sound Recording Industries – 1.03%
Netflix, Inc. (b)	2,500	256,425
Time Warner, Inc.	4,000	302,640
		559,065

Nonstore Retailers – 1.99%
Amazon.com, Inc. (b)	1,500	1,084,185

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2016

	Shares	Value

Oil and Gas Extraction – 0.83%
Anadarko Petroleum Corp.	2,500	$129,650
Phillips 66	4,000	321,440
		451,090

Other Information Services – 4.17%
Alphabet, Inc. – Class A (b)	2,000	1,497,700
Facebook, Inc. – Class A (b)	6,500	772,265
		2,269,965

Paper Manufacturing – 0.35%
Kimberly-Clark Corp.	1,500	190,560

Petroleum and Coal Products Manufacturing – 3.66%
Chevron Corp.	5,500	555,500
Exxon Mobil Corp.	11,000	979,220
Marathon Oil Corp.	5,000	65,350
Marathon Petroleum Corp.	2,500	87,075
Murphy Oil Corp.	2,500	77,275
Tesoro Corp.	1,500	117,120
Valero Energy Corp.	2,000	109,400
		1,990,940

Primary Metal Manufacturing – 0.17%
Alcoa, Inc.	10,000	92,700

Professional, Scientific, and Technical Services – 3.10%
Accenture PLC – Class A (a)	2,500	297,425
Amgen, Inc.	2,500	394,875
International Business Machines Corp.	2,000	307,480
MasterCard, Inc. – Class A	5,000	479,500
Omnicom Group, Inc.	2,500	208,325
		1,687,605

Publishing Industries (except Internet) – 3.14%
Microsoft Corp.	20,000	1,060,000
Oracle Corp.	12,500	502,500
Twenty-First Century Fox, Inc. – Class A	5,000	144,400
		1,706,900

Rail Transportation – 0.46%
Union Pacific Corp.	3,000	252,570

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2016

	Shares	Value

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – 0.66%
Charles Schwab Corp.	5,000	$152,900
Morgan Stanley	7,500	205,275
		358,175

Support Activities for Mining – 0.24%
Schlumberger Ltd. (a)	1,074	81,946
Transocean Ltd. (a)	5,000	48,950
		130,896

Telecommunications – 2.25%
AT&T, Inc.	15,000	587,250
Verizon Communications, Inc.	12,500	636,250
		1,223,500

Transportation Equipment Manufacturing – 1.89%
Boeing Co.	2,500	315,375
Ford Motor Co.	10,000	134,900
General Motors Co.	7,500	234,600
Honeywell International, Inc.	3,000	341,490
		1,026,365

Utilities – 3.28%
American Electric Power Co., Inc.	2,000	129,460
CenterPoint Energy, Inc.	5,000	112,650
Dominion Resources, Inc.	2,500	180,625
Duke Energy Corp.	3,000	234,690
EQT Corp.	2,000	146,500
Exelon Corp.	2,500	85,675
Kinder Morgan, Inc.	7,500	135,600
NextEra Energy, Inc.	2,500	300,300
PG&E Corp.	2,000	120,160
PPL Corp.	3,000	115,620
Spectra Energy Corp.	7,000	223,020
		1,784,300

Water Transportation – 0.22%
Carnival Corp. (a)	2,500	119,350
Total Common Stocks (Cost $37,359,217)		42,007,623

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2016

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 0.21%
Host Hotels & Resorts, Inc.	7,500	$115,500
Total Real Estate Investment Trusts (Cost $114,831)		115,500

	Contracts
PURCHASED OPTIONS – 1.02%
Put Options – 1.02%
SPDR S&P 500 ETF
Expiration: June 2016, Exercise Price: $204.00 (b)	6,000	144,000
Expiration: June 2016, Exercise Price: $205.00 (b)	2,000	186,000
Expiration: June 2016, Exercise Price: $206.00 (b)	5,000	225,000
Total Purchased Options (Cost $741,711)		555,000

Total Investments (Cost $38,215,759) – 78.42%		42,678,123
Other Assets in Excess of Liabilities – 21.58%		11,741,794
TOTAL NET ASSETS – 100.00%		$54,419,917

Percentages are stated as a percent of net assets.
(a)	Foreign issued security.
(b)	Non-income producing security.

Abbreviations:
Ltd.	Limited Liability Company.
PLC	Public Limited Company.

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Investments

May 31, 2016

	Contracts	Value
PURCHASED OPTIONS – 0.14%
Put Options – 0.14%
SPDR S&P 500 ETF Trust
Expiration: June 2016, Exercise Price: $198.00 (a)	7,000	$161,000
Expiration: June 2016, Exercise Price: $200.00 (a)	325	21,775
Expiration: June 2016, Exercise Price: $200.50 (a)	3,000	114,000
Total Purchased Options (Cost $575,173)		296,775

Total Investments (Cost $575,173) – 0.14%		296,775
Other Assets in Excess of Liabilities – 99.86%		219,289,967
TOTAL NET ASSETS – 100.00%		$219,586,742

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options

May 31, 2016

	Contracts	Value

Put Options
AerCap Holdings NV
Expiration: July, 2016, Exercise Price: $32.50	(30)	$(930)
Akamai Technologies, Inc.
Expiration: August, 2016, Exercise Price: $42.50	(375)	(15,750)
Akorn, Inc.
Expiration: September, 2016, Exercise Price: $17.50	(1,085)	(51,537)
Alcoa, Inc.
Expiration: July, 2016, Exercise Price: $8.00	(1,500)	(22,500)
Alexion Pharmaceuticals, Inc.
Expiration: August, 2016, Exercise Price: $115.00	(196)	(23,520)
Alkermes PLC
Expiration: August, 2016, Exercise Price: $31.00	(442)	(17,680)
Alnylam Pharmaceuticals, Inc.
Expiration: December, 2016, Exercise Price: $40.00	(521)	(80,755)
Antero Resources Corp.
Expiration: August, 2016, Exercise Price: $22.50	(477)	(23,850)
Arista Networks, Inc.
Expiration: September, 2016, Exercise Price: $50.00	(403)	(23,172)
ARRIS International PLC
Expiration: August, 2016, Exercise Price: $20.00	(700)	(22,750)
Atlassian Corp. PLC
Expiration: September, 2016, Exercise Price: $17.50	(887)	(53,220)
Best Buy Co., Inc.
Expiration: August, 2016, Exercise Price: $27.00	(500)	(15,750)
Biogen, Inc.
Expiration: October, 2016, Exercise Price: $210.00	(106)	(34,450)
BioMarin Pharmaceutical, Inc.
Expiration: July, 2016, Exercise Price: $70.00	(310)	(23,250)
CF Industries Holdings, Inc.
Expiration: August, 2016, Exercise Price: $22.50	(800)	(57,600)
Cheniere Energy, Inc.
Expiration: September, 2016, Exercise Price: $25.00	(872)	(76,736)
Credit Suisse Group AG
Expiration: September, 2016, Exercise Price: $11.00	(990)	(29,700)
Devon Energy Corp.
Expiration: July, 2016, Exercise Price: $29.00	(550)	(18,150)
DexCom, Inc.
Expiration: September, 2016, Exercise Price: $50.00	(406)	(60,900)
Endo International PLC
Expiration: October, 2016, Exercise Price: $10.00	(1,794)	(206,310)
Energy Transfer Equity LP
Expiration: July, 2016, Exercise Price: $5.00	(205)	(1,537)
Envision Healthcare Holdings, Inc.
Expiration: July, 2016, Exercise Price: $17.50	(361)	(6,317)

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options (Continued)

May 31, 2016

	Contracts	Value

Ferrari NV
Expiration: August, 2016, Exercise Price: $35.00	(475)	$(26,125)
First Data Corp.
Expiration: October, 2016, Exercise Price: $8.00	(1,287)	(45,045)
First Solar, Inc.
Expiration: December, 2016, Exercise Price: $42.50	(510)	(152,745)
Fitbit, Inc.
Expiration: August, 2016, Exercise Price: $12.00	(1,600)	(120,000)
Freeport-McMoRan, Inc.
Expiration: August, 2016, Exercise Price: $8.00	(2,780)	(88,960)
Gap, Inc.
Expiration: September, 2016, Exercise Price: $16.00	(1,100)	(86,900)
GoDaddy, Inc.
Expiration: August, 2016, Exercise Price: $24.00	(807)	(30,262)
Harley-Davidson, Inc.
Expiration: August, 2016, Exercise Price: $40.00	(400)	(32,000)
Harman International Industries, Inc.
Expiration: October, 2016, Exercise Price: $65.00	(326)	(70,905)
Helmerich & Payne, Inc.
Expiration: September, 2016, Exercise Price: $50.00	(350)	(54,250)
Hertz Global Holdings, Inc.
Expiration: September, 2016, Exercise Price: $7.00	(2,998)	(74,950)
HollyFrontier Corp.
Expiration: July, 2016, Exercise Price: $24.00	(500)	(20,000)
Illumina, Inc.
Expiration: September, 2016, Exercise Price: $105.00	(185)	(24,975)
Incyte Corp.
Expiration: September, 2016, Exercise Price: $50.00	(440)	(39,600)
Intrexon Corp.
Expiration: October, 2016, Exercise Price: $17.00	(1,296)	(97,200)
Ionis Pharmaceuticals, Inc.
Expiration: October, 2016, Exercise Price: $17.00	(550)	(132,000)
Expiration: October, 2016, Exercise Price: $18.00	(350)	(98,875)
Juno Therapeutics, Inc.
Expiration: August, 2016, Exercise Price: $30.00	(724)	(61,540)
Lululemon Athletica, Inc.
Expiration: July, 2016, Exercise Price: $55.00	(250)	(14,625)
Mallinckrodt PLC
Expiration: October, 2016, Exercise Price: $40.00	(550)	(86,625)
Melco Crown Entertainment Ltd.
Expiration: July, 2016, Exercise Price: $13.00	(1,740)	(39,150)
Michael Kors Holdings Ltd.
Expiration: August, 2016, Exercise Price: $35.00	(630)	(66,150)
Micron Technology, Inc.
Expiration: October, 2016, Exercise Price: $8.00	(2,775)	(49,950)

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options (Continued)

May 31, 2016

	Contracts	Value
Mobileye NV
Expiration: September, 2016, Exercise Price: $27.00	(889)	$(66,675)
Mosaic Co.
Expiration: September, 2016, Exercise Price: $21.00	(300)	(22,200)
Murphy Oil Corp.
Expiration: July, 2016, Exercise Price: $25.00	(650)	(24,375)
National Oilwell Varco, Inc.
Expiration: August, 2016, Exercise Price: $26.00	(699)	(31,804)
Netflix, Inc.
Expiration: September, 2016, Exercise Price: $80.00	(281)	(47,770)
NetSuite, Inc.
Expiration: July, 2016, Exercise Price: $65.00	(258)	(19,350)
Neurocrine Biosciences, Inc.
Expiration: July, 2016, Exercise Price: $37.00	(275)	(13,062)
Expiration: July, 2016, Exercise Price: $39.00	(150)	(10,875)
Newmont Mining Corp.
Expiration: July, 2016, Exercise Price: $27.50	(600)	(19,800)
Nordstrom, Inc.
Expiration: July, 2016, Exercise Price: $35.00	(470)	(30,080)
NRG Energy, Inc.
Expiration: September, 2016, Exercise Price: $13.00	(838)	(39,805)
Office Depot, Inc.
Expiration: January, 2017, Exercise Price: $3.00	(4,247)	(191,115)
OneMain Holdings, Inc.
Expiration: June, 2016, Exercise Price: $26.00	(172)	(6,880)
Expiration: August, 2016, Exercise Price: $25.00	(450)	(33,750)
Palo Alto Networks, Inc.
Expiration: September, 2016, Exercise Price: $115.00	(206)	(109,180)
PayPal Holdings, Inc.
Expiration: August, 2016, Exercise Price: $33.00	(100)	(6,500)
Plains GP Holdings LP
Expiration: August, 2016, Exercise Price: $6.00	(2,475)	(99,000)
Qorvo, Inc.
Expiration: August, 2016, Exercise Price: $35.00	(565)	(19,775)
Ralph Lauren Corp.
Expiration: October, 2016, Exercise Price: $75.00	(291)	(47,288)
Regeneron Pharmaceuticals, Inc.
Expiration: August, 2016, Exercise Price: $300.00	(75)	(21,750)
Rio Tinto PLC
Expiration: September, 2016, Exercise Price: $22.50	(750)	(61,875)
Expiration: September, 2016, Exercise Price: $25.00	(109)	(14,606)
Santander Consumer USA Holdings, Inc.
Expiration: July, 2016, Exercise Price: $10.00	(1,395)	(26,505)
Seagate Technology PLC
Expiration: September, 2016, Exercise Price: $16.00	(1,351)	(60,795)

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options (Continued)

May 31, 2016

	Contracts	Value
Seattle Genetics, Inc.
Expiration: September, 2016, Exercise Price: $27.00	(796)	$(57,710)
Signet Jewelers Ltd.
Expiration: July, 2016, Exercise Price: $85.00	(125)	(10,313)
Expiration: July, 2016, Exercise Price: $95.00	(75)	(22,500)
Skechers U.S.A., Inc.
Expiration: July, 2016, Exercise Price: $26.00	(400)	(8,000)
Skyworks Solutions, Inc.
Expiration: August, 2016, Exercise Price: $57.50	(357)	(58,013)
SolarCity Corp.
Expiration: October, 2016, Exercise Price: $15.00	(1,405)	(318,935)
Southwestern Energy Co.
Expiration: September, 2016, Exercise Price: $8.00	(1,060)	(30,740)
Expiration: September, 2016, Exercise Price: $10.00	(62)	(3,844)
Splunk, Inc.
Expiration: August, 2016, Exercise Price: $37.50	(95)	(1,900)
Sprint Corp.
Expiration: August, 2016, Exercise Price: $2.00	(10,540)	(52,700)
Square, Inc.
Expiration: December, 2016, Exercise Price: $8.00	(2,599)	(311,880)
Staples, Inc.
Expiration: September, 2016, Exercise Price: $7.00	(1,435)	(28,700)
Expiration: January, 2017, Exercise Price: $7.00	(143)	(6,793)
SunPower Corp.
Expiration: September, 2016, Exercise Price: $14.00	(1,301)	(94,323)
Tesla Motors, Inc.
Expiration: December, 2016, Exercise Price: $180.00	(122)	(131,150)
Transocean Ltd.
Expiration: August, 2016, Exercise Price: $8.00	(1,996)	(97,804)
TripAdvisor, Inc.
Expiration: September, 2016, Exercise Price: $52.50	(438)	(55,845)
Twitter, Inc.
Expiration: September, 2016, Exercise Price: $13.00	(1,710)	(136,800)
United Continental Holdings, Inc.
Expiration: September, 2016, Exercise Price: $40.00	(552)	(88,320)
United Rentals, Inc.
Expiration: July, 2016, Exercise Price: $57.00	(85)	(2,975)
United Therapeutics Corp.
Expiration: August, 2016, Exercise Price: $95.00	(235)	(37,013)
Valeant Pharmaceuticals International, Inc.
Expiration: October, 2016, Exercise Price: $20.00	(1,100)	(269,500)
VanEck Vectors Gold Miners ETF
Expiration: July, 2016, Exercise Price: $20.00	(300)	(15,000)
Expiration: July, 2016, Exercise Price: $21.00	(260)	(20,020)

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options (Continued)

May 31, 2016

	Contracts	Value
Vertex Pharmaceuticals, Inc.
Expiration: July, 2016, Exercise Price: $70.00	(320)	$(21,600)
Viacom, Inc.
Expiration: July, 2016, Exercise Price: $35.00	(187)	(4,675)
Weatherford International PLC
Expiration: August, 2016, Exercise Price: $4.00	(4,754)	(109,342)
Westlake Chemical Corp.
Expiration: June, 2016, Exercise Price: $40.00	(275)	(8,938)
WestRock Co.
Expiration: July, 2016, Exercise Price: $35.00	(245)	(4,900)
Williams Companies, Inc.
Expiration: August, 2016, Exercise Price: $14.00	(195)	(18,525)
Williams Partners LP
Expiration: September, 2016, Exercise Price: $25.00	(500)	(52,500)
Workday, Inc.
Expiration: September, 2016, Exercise Price: $57.50	(380)	(54,340)
Wynn Resorts Ltd.
Expiration: July, 2016, Exercise Price: $80.00	(250)	(20,250)
Zillow Group, Inc.
Expiration: August, 2016, Exercise Price: $20.00	(500)	(23,750)
Total Written Options (Premiums received $10,082,785)		$(5,583,609)

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Assets and Liabilities

May 31, 2016

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Assets
Investment, at value (cost $38,215,759 and $575,173)	$42,678,123	$296,775
Cash at custodian	12,290,915	223,760,884 (1)
Cash held at broker	—	1,243,926
Dividends receivable	111,450	—
Receivable for investments sold	261,366	344,683
Receivables for Fund shares sold	3,980	87,711
Other Assets	14,457	24,874
Total Assets	55,360,291	225,758,853
Liabilities
Written Options, at value
(premiums received $— and $10,082,785)	—	5,583,609
Payable for investments purchased	356,904	238,552
Payable for Fund shares redeemed	119,945	58,358
Payable to broker	321,511	—
Payable to affiliates	47,732	74,163
Payable to Advisor	55,713	161,146
Payable for distribution fees – Class A	4,463	3,498
Accrued expenses and other liabilities	34,106	52,785
Total Liabilities	940,374	6,172,111
Net Assets	$54,419,917	$219,586,742

Net assets consist of:
Paid-in capital	64,398,547	230,063,496
Accumulated undistributed net investment income (loss)	58,764	(2,207,501)
Accumulated net realized loss	(14,499,758)	(12,490,031)
Net unrealized appreciation (depreciation) on:
Investments and purchased options	4,462,364	(278,398)
Written options	—	4,499,176
Net Assets	$54,419,917	$219,586,742

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Assets and Liabilities (Continued)

May 31, 2016

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Class A Shares
Net Assets	$23,625,314	$8,434,556
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,158,319	179,434
Net asset value and redemption price per share	$20.40	$47.01
Maximum offering price per share ($20.40/0.9525)(2)	$21.42	$—
Maximum offering price per share ($47.01/0.9650)(3)	$—	$48.72

Institutional Class Shares
Net Assets	$30,794,603	$211,152,186
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,505,938	4,485,792
Net asset value, offering price
and redemption price per share	$20.45	$47.07

(1)	All or a portion of this amount is pledged as collateral for written options. The cash value held as collateral was $47,074,813 at May 31, 2016. See Note 2 in Notes to Financial Statements.
(2)	Reflects a maximum sales charge of 4.75%.
(3)	Reflects a maximum sales charge of 3.50%.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Operations

For the Year Ended May 31, 2016

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Investment Income
Dividend income	$2,134,110	$—
Total Investment Income	2,134,110	—

Expenses
Investment Advisory fees	1,504,687	1,897,584
Administration fees	156,201	174,760
Distribution fees – Class A	118,413	8,348
Transfer agent fees and expenses	78,903	61,596
Fund accounting fees	69,766	60,749
Federal and state registration fees	36,618	63,624
Custody fees	21,038	16,470
Audit and tax fees	19,009	19,009
Legal fees	18,883	12,574
Reports to shareholders	17,378	49,298
Chief Compliance Officer fees	12,014	8,989
Trustees’ fees	6,449	5,972
Interest and Broker expenses	1,679	10,295
Other expenses	14,308	4,551
Total Expenses	2,075,346	2,393,819
Expense waivers by Advisor – (Note 4)	—	(186,318)
Net Expenses	2,075,346	2,207,501
Net Investment Income (Loss)	58,764	(2,207,501)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments and purchased options	(10,457,234)	1,057,020
Written options	(1,392,492)	(13,547,051)
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	(8,083,443)	(249,225)
Written options	—	4,282,887
Net Realized and Unrealized Loss on Investments	(19,933,169)	(8,456,369)
Net Decrease in Net Assets from Operations	$(19,874,405)	$(10,663,870)

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
From Operations
Net investment income	$58,764	$1,994,149
Net realized gain (loss) from:
Investments and purchased options	(10,457,234)	5,000,149
Written options	(1,392,492)	6,651,319
Net change in unrealized depreciation on:
Investments and purchased options	(8,083,443)	(29,263,318)
Net decrease in net assets resulting from operations	(19,874,405)	(15,617,701)

From Distributions
Net investment income – Class A	(662,520)	(894,348)
Net investment income – Institutional Class	(1,385,084)	(1,482,550)
Net decrease in net assets
resulting from distributions paid	(2,047,604)	(2,376,898)

From Capital Share Transactions
Proceeds from shares sold – Class A	11,685,359	40,737,997
Proceeds from shares sold – Institutional Class	16,849,122	105,781,444
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	610,737	805,393
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	1,371,851	1,369,210
Payment for shares redeemed – Class A	(71,043,585)	(149,910,945)
Payment for shares redeemed – Institutional Class	(127,333,998)	(167,032,407)
Net decrease in net assets
from capital share transactions	(167,860,514)	(168,249,308)
Total Decrease In Net Assets	(189,782,523)	(186,243,907)
Net Assets
Beginning of year	244,202,440	430,446,347
End of year	$54,419,917	$244,202,440
Accumulated Undistributed Net Investment Income	$58,764	$2,047,604

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Statements of Changes in Net Assets

	Year Ended	Period Ended
	May 31, 2016	May 31, 2015(1)
From Operations
Net investment loss	$(2,207,501)	$(60,081)
Net realized gain (loss) from:
Investments and purchased options	1,057,020	610,990
Written options	(13,547,051)	43,465
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	(249,225)	(29,173)
Written options	4,282,887	216,289
Net increase (decrease) in net assets
resulting from operations	(10,663,870)	781,490

From Distributions
Net investment income – Institutional Class	—	(627,921)
Net realized gain on investments – Institutional Class	—	(7,375)
Return of capital – Class A	(344,836)	—
Return of capital – Institutional Class	(15,980,097)	—
Net decrease in net assets resulting
from distributions paid	(16,324,933)	(635,296)

From Capital Share Transactions
Proceeds from shares sold – Class A	10,840,266	—
Proceeds from shares sold – Institutional Class	279,853,861	53,357,282
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	281,882	—
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	13,833,452	628,475
Payment for shares redeemed – Class A	(2,206,103)	—
Payment for shares redeemed – Institutional Class	(109,084,383)	(1,075,381)
Net increase in net assets
from capital share transactions	193,518,975	52,910,376
Total Increase In Net Assets	166,530,172	53,056,570
Net Assets
Beginning of year/period	53,056,570	—
End of year/period	$219,586,742	$53,056,570
Accumulated Undistributed Net Investment Loss	$(2,207,501)	$(40,922)

(1)	The Fund commenced operations on November 28, 2014.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SCHOONER FUND

Financial Highlights – Class A

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid

Net Asset Value, End of Year

Total return(2)

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waivers and reimbursement of expenses(3)
After waivers and reimbursement of expenses(3)
Ratio of net investment income (loss) to average net assets:
Before waivers and reimbursements of expenses
After waivers and reimbursements of expenses
Portfolio turnover rate

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Excludes the effect of applicable sales charges.

(3)
The ratio of expenses to average net assets includes broker interest and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.88% and 1.88%, 1.71% and 1.71%, 1.74% and 1.80%, 1.84% and 1.96%, 1.96% and 1.99%, for the years ended May 31, 2016, May 31, 2015, May 31, 2014, May 31, 2013, and May 31, 2012, respectively.

The accompanying notes are an integral part of these financial statements.

Financial Highlights – Class A

Per Share Data for a Share Outstanding Throughout the Year

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
$24.64	$25.87	$24.35	$23.62	$23.11

(0.03)	0.10	0.15	0.13	0.09
(3.77)	(1.20)	1.43	1.90	0.69
(3.80)	(1.10)	1.58	2.03	0.78

(0.44)	(0.13)	(0.06)	(0.01)	(0.09)
—	—	—	(1.29)	(0.18)
(0.44)	(0.13)	(0.06)	(1.30)	(0.27)
$20.40	$24.64	$25.87	$24.35	$23.62
(15.54)%	(4.27)%	6.35%	9.31%	3.39%

$23,625	$90,935	$206,748	$123,824	$125,752

1.88%	1.72%	1.74%	1.84%	1.97%
1.88%	1.72%	1.79%	1.96%	2.00%

(0.10)%	0.38%	0.65%	0.67%	0.40%
(0.10)%	0.38%	0.60%	0.55%	0.37%
18.48%	99.50%	114.36%	112.43%	92.02%

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights – Institutional Class

Net Asset Value, Beginning of Year/Period

Income from investment operations:
Net investment income(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid

Net Asset Value, End of Year/Period

Total return(3)

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)
Ratio of expenses to average net assets:
Before waivers and reimbursement of expenses(6)
After waivers and reimbursement of expenses(6)
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses
After waivers and reimbursements of expenses
Portfolio turnover rate

(1)	The Institutional Class shares commenced operations on June 22, 2012.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)
The ratio of expenses to average net assets includes broker interest and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.62% and 1.62%, 1.47% and 1.47%, 1.49% and 1.49%, 1.59% and 1.59%, for the periods ended May 31, 2016, May 31, 2015, May 31, 2014, and May 31, 2013, respectively.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights – Institutional Class

Per Share Data for a Share Outstanding Throughout the Year/Period

Year Ended	Year Ended	Year Ended	Period Ended
May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013(1)
$24.75	$25.96	$24.41	$23.71

0.04	0.16	0.23	0.20
(3.79)	(1.21)	1.43	1.82
(3.75)	(1.05)	1.66	2.02

(0.55)	(0.16)	(0.11)	(0.03)
—	—	—	(1.29)
(0.55)	(0.16)	(0.11)	(1.32)
$20.45	$24.75	$25.96	$24.41
(15.33)%	(4.05)%	6.67%	9.30	%(4)

$30,795	$153,267	$223,699	$92,823

1.63%	1.47%	1.49%	1.59	%(5)
1.63%	1.47%	1.49%	1.59	%(5)

0.15%	0.62%	0.90%	0.91	%(5)
0.15%	0.62%	0.90%	0.91	%(5)
18.48%	99.50%	114.36%	112.43	%(4)

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Financial Highlights – Class A

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended
	May 31, 2016(1)
Net Asset Value, Beginning of Period	$52.27

Income from investment operations:
Net investment loss(2)	(0.54)
Net realized and unrealized loss on investments	(1.35)
Total from investment operations	(1.89)

Less distributions paid:
From return of capital	(3.37)
Total distributions paid	(3.37)
Net Asset Value, End of Period	$47.01
Total return(3)	(3.70	)%(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$8,435
Ratio of expenses to average net assets:
Before waivers and reimbursement of expenses(5)(6)	1.88%
After waivers and reimbursement of expenses(5)(6)	1.67	%(7)
Ratio of net investment loss to average net assets:
Before waivers and reimbursements of expenses(5)	(1.88)%
After waivers and reimbursements of expenses(5)	(1.67)%
Portfolio turnover rate(8)	N/A

(1)	The Class A shares commenced operations on September 28, 2015.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)
The ratio of expenses to average net assets includes broker interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest expense were 1.87% and 1.66%, for the period ended May 31, 2016.

(7)	Effective January 28, 2016, the expense cap was lowered to 1.64% from 1.74%.
(8)	The Fund does not hold any long term investments, therefore, a turnover rate is not applicable.

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Financial Highlights – Institutional Class

Per Share Data for a Share Outstanding Throughout the Year/Period

	Year Ended		Period Ended
	May 31, 2016		May 31, 2015(1)
Net Asset Value, Beginning of Year/Period	$55.64		$50.00

Income from investment operations:
Net investment loss(2)	(0.72)		(0.41)
Net realized and unrealized gain (loss) on investments	(2.31)		9.34
Total from investment operations	(3.03)		8.93

Less distributions paid:
From net investment income	—		(2.76)
From net realized gain on investments	—		(0.53)
From return of capital	(5.54)		—
Total distributions paid	(5.54)		(3.29)
Net Asset Value, End of Year/Period	$47.07		$55.64
Total return(3)	(5.70)%		18.20	%(4)

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$211,152		$53,057
Ratio of expenses to average net assets:
Before waivers and reimbursement of expenses	1.57	%(6)	3.66	%(5)
After waivers and reimbursement of expenses	1.45	%(6)(7)	1.49	%(5)
Ratio of net investment loss to average net assets:
Before waivers and reimbursements of expenses	(1.57	)%(6)	(3.66	)%(5)
After waivers and reimbursements of expenses	(1.45	)%(6)	(1.49	)%(5)
Portfolio turnover rate(8)	N/A		N/A

(1)	The Institutional Class shares commenced operations on November 28, 2014.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)
The ratio of expenses to average net assets includes broker interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest expense were 1.56% and 1.44%, for the year ended May 31, 2016.

(7)	Effective January 28, 2016, the expense cap was lowered to 1.39% from 1.49%.
(8)	The Fund does not hold any long term investments, therefore, a turnover rate is not applicable.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS
Notes to Financial Statements
May 31, 2016

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Schooner Fund and Schooner Hedged Alternative Income Fund (each, a “Fund” and together, the “Funds”) each represent a distinct diversified and non-diversified series, respectively, with its own investment objectives and policies within the Trust. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were paid by Schooner Investment Group, LLC (the “Advisor”).

The Schooner Fund’s Class A shares became effective and commenced operations on August 29, 2008. Effective June 22, 2012, the Schooner Fund began offering Institutional Class shares. Class A shares are subject to an initial maximum sales charge of 4.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases, as set forth in the Schooner Fund’s prospectus. Class A shares are subject to a 0.25% Rule 12b-1 distribution fee. The Schooner Hedged Alternative Income Fund became effective and commenced operations on November 28, 2014 for the Institutional Class shares. Effective September 28, 2015, the Schooner Hedged Alternative Income Fund began offering Class A shares. Class A shares are subject to an initial maximum sales charge of 3.50% imposed at the time of purchase. The sales charge declines as the amount purchased increases, as set forth in the Schooner Hedged Alternative Income Fund’s prospectus. Class A shares are subject to a 0.25% Rule 12b-1 distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single class of shares. The investment objective of the Schooner Fund is long-term capital appreciation with the generation of moderate current income. The investment objective of the Schooner Hedged Alternative Income Fund is long-term capital appreciation through the generation of income using strategies that have minimal correlation with traditional fixed income markets.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price of the

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2016

exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

The Funds’ securities, including common stocks and convertible preferred stocks, that are primarily traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such day, the security is valued at (i) the mean between the bid and asked prices on such day, or (ii) the latest sales price on the Composite Market. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and the over-the-counter markets as published by a pricing service. OTC securities that are not traded on NASDAQ shall be valued at the last sale price at the close of the OTC market. When market quotations are not readily available, any security or other asset is valued at its fair market value as determined under fair value pricing procedures approved by the Trust’s Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of the prices obtained through their application by the Trust’s valuation committee.

Debt securities (including short-term debt instruments having a maturity of 60 days or less) are valued at the mean in accordance with prices supplied by an approved pricing service (“Pricing Service”). Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value in accordance with the procedures approved by the Board of Trustees. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2016

OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of May 31, 2016, in valuing the Funds’ investments carried at fair value:

Schooner Fund
	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$42,007,623	$—	$—	$42,007,623
Real Estate
Investment Trusts	115,500	—	—	115,500
Purchased Options	555,000	—	—	555,000
Total Assets	$42,678,123	$—	$—	$42,678,123

Schooner Hedged Alternative Income Fund
	Level 1	Level 2	Level 3	Total
Assets:
Purchased Options	$296,775	$—	$—	$296,775
Total Assets	$296,775	$—	$—	$296,775
Liabilities:
Written Options	$(5,559,049)	$(24,560)	$—	$(5,583,609)
Total Liabilities	$ (5,559,049)	$(24,560)	$—	$(5,583,609)

(1) See the Schedule of Investments for industry classifications.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2016

The Funds did not invest in any Level 3 investments during the year ended May 31, 2016. During the year ended May 31, 2016, there were no transfers between levels for the Funds. It is the Funds’ policy to record transfers between levels as of the end of the reporting period.

(b) Derivative Instruments

The Funds invested in derivative instruments such as purchased and written options during the period.

The fair value of derivative instruments as reported within the Statements of Assets and Liabilities as of May 31, 2016 was as follows:

Schooner Fund

Derivatives
not accounted
for as hedging	Asset		Liability
instruments	Derivative	Value	Derivative	Value
Equity Contracts –	Investments,		Written options,
Options	at value	$555,000	at value	$—
Total		$555,000		$—

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2016 was as follows:

Amount of Realized Loss on Derivatives Recognized in Income
Derivatives
not accounted
for as hedging	Purchased	Written
instruments	Options	Options	Total
Equity Contracts	$(15,087,055)	$(1,392,492)	$(16,479,547)
Total	$(15,087,055)	$(1,392,492)	$(16,479,547)

Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives
not accounted
for as hedging	Purchased	Written
instruments	Options	Options	Total
Equity Contracts	$1,105,427	$—	$1,105,427
Total	$1,105,427	$—	$1,105,427

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2016

The fair value of derivative instruments as reported within the Statements of Assets and Liabilities as of May 31, 2016 was as follows:

Schooner Hedged Alternative Income Fund

Derivatives
not accounted
for as hedging	Asset		Liability
instruments	Derivative	Value	Derivative	Value
Equity Contracts –	Investments,		Written options,
Options	at value	$296,775	at value	$(5,583,609)
Total		$296,775		$(5,583,609)

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2016 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives
not accounted
for as hedging	Purchased	Written
instruments	Options	Options	Total
Equity Contracts	$1,066,386	$(13,547,051)	$(12,480,665)
Total	$1,066,386	$(13,547,051)	$(12,480,665)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives
not accounted
for as hedging	Purchased	Written
instruments	Options	Options	Total
Equity Contracts	$(249,225)	$4,282,887	$4,033,662
Total	$(249,225)	$4,282,887	$4,033,662

Options

GAAP requires enhanced disclosures about the Funds’ derivative activities, including how such activities are accounted for and their effect on the Funds’ financial position and results of operations.

The Funds are subject to equity price risk in the normal course of pursuing their respective investment objectives. The Funds enter into written call options to hedge against changes in the value of equities. The Funds’ option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Advisor writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Funds to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Funds may also purchase put options to provide protection against adverse price effects from

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2016

anticipated changes in prices of securities. In addition, the Schooner Fund entered into written put options to hedge against changes in the value of purchased put options. The Schooner Hedged Alternative Income Fund seeks to generate distributable cash flow by passing through the net option premium received from its sales of put options.

The Funds may purchase and write call and put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Funds have the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. As a holder of a put option, the Funds have the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Funds have the obligation to buy the underlying security at the exercise price during the exercise period.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the written option. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Funds will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Funds have a realized gain or loss.

Neither Fund had transactions in call options written for the year ended May 31, 2016.

Schooner Fund

Transactions in options written during the year ended May 31, 2016 for the Fund were as follows:

		Total
	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	151,450	4,888,593
Options terminated	(151,450)	(4,888,593)
Outstanding, end of year	—	$—

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2016

Transactions in purchased options during the year ended May 31, 2016 for the Fund were as follows:

Contracts
Outstanding, beginning of year	53,572
Options purchased	2,508,863
Options sold	(2,402,305)
Options expired	(147,130)
Outstanding, end of year	13,000

Schooner Hedged Alternative Income Fund

Transactions in options written during the year ended May 31, 2016 for the Fund were as follows:

		Total
	Contracts	Premiums
Outstanding, beginning of year	17,736	$866,021
Options written	1,012,946	88,196,855
Options terminated	(908,561)	(77,361,512)
Options exercised	(42)	(1,352)
Options expired	(33,553)	(1,617,227)
Outstanding, end of year	88,526	$10,082,785

Transactions in purchased options during the year ended May 31, 2016 for the Fund were as follows:

Contracts
Outstanding, beginning of year	2,050
Options purchased	1,088,641
Options sold	(1,054,671)
Options expired	(25,695)
Outstanding, end of year	10,325

(c) Federal Income Taxes

Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

At a meeting of the Board of Trustees of the Trust, held on January 28, 2016, following the Advisor’s recommendation, the Board approved a change in the Schooner Hedged Alternative Income Fund’s tax year-end from May 31st to December 31st. The change was effective as of December 31, 2015.

As of and during the year ended May 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. The

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2016

Funds are not subject to examination by U.S. taxing authorities for the tax years prior to the year ended May 31, 2013.

(d) Distributions to Shareholders

The Schooner Fund will distribute net investment income or return of capital and net realized long- or short-term capital gains at least annually. The Schooner Hedged Alternative Income Fund will make distributions of income dividends, if any, and any net short-term capital gains to shareholders on a monthly basis. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Funds. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(e) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund and class, rounded to the nearest cent. Fund shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Funds. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of each Fund’s Class A shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h) Other

Investment transactions are recorded on the trade date. The Schooner Fund determines the gain or loss from investment transactions using the first in – first out (“FIFO”) method by comparing the original cost of the security lot sold with the net

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2016

sale proceeds. The Schooner Hedged Alternative Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

(3)	Federal Tax Matters

At a meeting of the Board of Trustees of the Trust, held on January 28, 2016, following the Advisor’s recommendation, the Board approved a change in the Schooner Hedged Alternative Income Fund’s tax year-end from May 31st to December 31st. The change was effective as of January 1, 2016.

The tax character of distributions paid to the Funds’ shareholders is as follows:

Schooner Fund	Ordinary Income	Long-Term Capital Gains
Year ended May 31, 2016	$2,047,604	$—
Year ended May 31, 2015	$2,376,898	$—

Schooner Hedged
Alternative Income Fund	Ordinary Income	Return of Capital
Year ended May 31, 2016	$—	$16,324,933	(a)
Period ended May 31, 2015	$635,296	$—

(a)
Comprises distributions of $7,864,935 paid during the period June 1, 2015 through December 31, 2015 designated as return of capital on a tax basis and distributions of $8,459,998 paid during the period January 1, 2016 through May 31, 2016 estimated to be return of capital on a tax basis.

As of May 31, 2016, for the Schooner Fund and December 31, 2015 for the Schooner Hedged Alternative Income Fund, the components of accumulated earnings (losses) on a tax basis were as follows:

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Cost basis of investments for
federal income tax purposes	$38,290,125	$806,092
Gross tax unrealized appreciation	$6,150,548	$332,118
Gross tax unrealized depreciation	(1,762,550)	—
Net tax unrealized appreciation	4,387,998	332,118
Undistributed ordinary income	58,764	—
Undistributed long-term capital gain	—	—

Total distributable earnings	58,764	—
Other accumulated gain/(loss)	(14,425,392)	$(1,032,476)
Total accumulated earnings/(loss)	$(9,978,630)	$(700,358)

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2016

The difference between book-basis and tax-basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales, straddle adjustments, and contingent payment debt instruments.

At December 31, 2015, the Schooner Hedged Alternative Income Fund deferred, on a tax basis, late year losses of $875,781.

At May 31, 2016 and December 31, 2015, the Schooner Fund and Schooner Hedged Alternative Income Fund, respectively, had tax basis capital losses which may be carried forward to offset future short term capital gains indefinitely in the amount of $14,425,392 and $2,075,539, respectively. To the extent that the Funds may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended May 31, 2016 for the Schooner Fund and December 31, 2015 for the Schooner Hedged Alternative Income Fund, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities.

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Accumulated Undistributed Net Investment Income	$—	$40,922
Accumulated Undistributed Net Realized Gain/(Loss)	—	—
Paid-In Capital	—	(40,922)

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the annual rate of 1.25% of the Funds’ average daily net assets. The Advisor has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses to the extent necessary to ensure that the Funds’ operating expenses exclusive generally of interest, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Funds), and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses do not exceed 1.99%, 1.74%, 1.64% and 1.39% (the “Expense Limitation Caps”) of the average daily net assets of the Schooner Fund’s Class A and Institutional Class shares and the Schooner Hedged Alternative Income Fund’s Class A and Institutional Class shares, respectively. On January 28, 2016, the Board approved an amendment to the Operating Expense Limitation Agreement on behalf of the Schooner Hedged Alternative Income Fund, to lower the operating expense limit from 1.74% to 1.64% for Class A shares, and from 1.49% to 1.39% for Institutional Class shares.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2016

The Expense Limitation Caps are in effect through at least September 28, 2025 and February 1, 2017 for the Schooner Fund and Schooner Hedged Alternative Income Fund, respectively, and subject to approval by the Advisor and Board of Trustees thereafter. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Caps; provided, however, that the Advisor shall only be entitled to recoup such amounts over the most recent three fiscal years. For the year ended May 31, 2016, the Schooner Fund did not waive any expenses.

The following table shows the remaining waived or reimbursed expenses for the Schooner Hedged Alternative Income Fund subject to potential recovery expiring by:

May 31, 2018	$87,397
May 31, 2019	$186,318

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Funds’ average daily net assets for the Funds’ Class A shares, for services to prospective Fund shareholders and distribution of Fund shares. The Distributor fees from Class A shares incurred for the year ended May 31, 2016, and owed as of May 31, 2016, are as follows:

	Incurred	Owed
Schooner Fund	$118,413	$4,463
Schooner Hedged Alternative Income Fund	$8,348	$3,498

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the year ended May 31, 2016, and owed as of May 31, 2016, are as follows:

	Incurred	Owed
Schooner Fund	$156,201	$19,689
Schooner Hedged Alternative Income Fund	$174,760	$41,109

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian. Fees incurred for the year ended May 31, 2016, and owed as of May 31, 2016, are as follows:

Fund Accounting	Incurred	Owed
Schooner Fund	$69,766	$8,958
Schooner Hedged Alternative Income Fund	$60,749	$14,667

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2016

Transfer Agency	Incurred	Owed
Schooner Fund	$78,903	$13,182
Schooner Hedged Alternative Income Fund	$61,596	$12,963

Custody	Incurred	Owed
Schooner Fund	$21,038	$3,893
Schooner Hedged Alternative Income Fund	$16,470	$3,923

The Schooner Fund has a line of credit with US Bank. The Schooner Hedged Alternative Income Fund does not have a line of credit with US Bank (see Note 10).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended May 31, 2016, and owed as of May 31, 2016, are as follows:

	Incurred	Owed
Schooner Fund	$12,014	$2,010
Schooner Hedged Alternative Income Fund	$8,989	$1,501

(7)	Capital Share Transactions
Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
Schooner Fund – Class A	May 31, 2016	May 31, 2015
Shares sold	522,990	1,581,873
Shares issued in reinvestment of distributions	27,710	31,559
Shares redeemed	(3,083,412)	(5,914,428)
Net decrease	(2,532,712)	(4,300,996)

	Year Ended	Year Ended
Schooner Fund – Institutional Class	May 31, 2016	May 31, 2015
Shares sold	727,278	4,106,953
Shares issued in reinvestment of distributions	62,159	53,464
Shares redeemed	(5,475,684)	(6,585,899)
Net decrease	(4,686,247)	(2,425,482)

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2016

Period Ended
Schooner Hedged Alternative Income Fund – Class A	May 31, 2016(1)
Shares sold	219,921
Shares issued in reinvestment of distributions	5,903
Shares redeemed	(46,390)
Net increase	179,434

(1) The Class A Shares commenced operations on September 28, 2015.

Schooner Hedged Alternative	Year Ended	Period Ended
Income Fund – Institutional Class	May 31, 2016	May 31, 2015(1)
Shares sold	5,433,719	961,519
Shares issued in reinvestment of distributions	279,266	11,372
Shares redeemed	(2,180,842)	(19,242)
Net increase	3,532,143	953,649

(1) The Institutional Class Shares commenced operations on November 28, 2014.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and options, for the Funds for the year ended May 31, 2016 are summarized below. There were no purchases or sales of U.S. Government securities for the Funds.

		Schooner
		Hedged
		Alternative
	Schooner Fund	Income Fund*
Purchases	$19,674,478	$202,094
Sales	$208,048,492	$176,082

* The cost of purchases and proceeds from sales of securities related to exercised written put options.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Funds, under Section 2(a)(9) of the 1940 Act. At May 31, 2016, Charles Schwab & Co., Inc., for the benefit of others, held 48.68% of the Schooner Fund’s outstanding Class A shares. At May 31, 2016, National Financial Services, LLC, for the benefit of others, held 64.37% of the Schooner Fund’s outstanding Institutional Class shares. At May 31, 2016, National Financial Services, LLC and LPL Financial Holdings, Inc., for the benefit of others, held 40.28% and 43.75%, respectively, of the Schooner Hedged Alternative Income Fund’s outstanding Class A shares. At May 31, 2016, Charles Schwab & Co., Inc., for the benefit of others, held 63.53% of the Schooner Hedged Alternative Income Fund’s outstanding Institutional Class shares.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2016

(10)	Line of Credit

At May 31, 2016, the Schooner Fund had a line of credit in the amount of the lesser of $30,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 12, 2016. This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions. Interest was accrued at the prime rate of 3.25% through December 16, 2015 and 3.50% thereafter. The credit facility is with the Fund’s custodian, US Bank. The following table provides information regarding usage of the line of credit for the year ended May 31, 2016. There was no outstanding balance on the line of credit as of May 31, 2016.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Schooner Fund	18	$604,056	$982	$1,043,000	9/4/15 – 9/7/15

* Interest expense is included within other expenses on the Statements of Operations.

(11)	Subsequent Event

On June 27, 2016, the Schooner Hedged Alternative Income Fund declared and paid a distribution of $58,960 and $1,415,340 to the Class A and Institutional Class shareholders of record on June 24, 2016, respectively.

On July 25, 2016, the Schooner Hedged Alternative Income Fund declared and paid a distribution of $56,052 and $1,293,081 to the Class A and Institutional Class shareholders of record on July 22, 2016, respectively.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Schooner Funds and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written options, of Schooner Funds (the “Funds”), comprising Schooner Fund and Schooner Hedged Alternative Income Fund, as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Schooner Funds as of May 31, 2016, the results of their operations, changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 29, 2016

SCHOONER FUNDS
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SCHOONER FUNDS
Additional Information
(Unaudited)

Tax Information

For the year ended May 31, 2016, the Schooner Fund and the Schooner Hedged Alternative Income Fund designated 100.00% and 0.00%, respectively, of its ordinary income distribution as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2016, 100.00% and 0.00%, of dividends paid from net ordinary income for the Schooner Fund and the Schooner Hedged Alternative Income Fund, respectively, qualified for the dividends received deduction available to corporate shareholders.

For the year ended May 31, 2016, the Schooner Fund and the Schooner Hedged Alternative Income Fund designated 0.00% and 0.00%, respectively, of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 866-724-5997.

Independent Trustees

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	36	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 61		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
five portfolios).

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	36	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 59		2001	(1986–present).		(an open-end
investment
company with
five portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired	36	Independent
615 E. Michigan St.		Term; Since	(2011–present);		Manager,
Milwaukee, WI 53202		October 23,	Managing Director,		Ramius IDF
Age: 72		2009	Chief Administrative		fund complex
			Officer (“CAO”) and		(two closed-end
			Chief Compliance		investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	36	Trustee,
615 E. Michigan St.	and	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		(an open-end
Age: 54		2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
five portfolios).

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 58	Executive	2013	(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,	Services, LLC
Age: 42	and	2013	(2002–present).
Principal
Financial and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		May 29,	Services, LLC
Age: 34		2015	(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012)

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Anita M. Zagrodrik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer and	July 1,	U.S. Bancorp
Age: 56	Anti-Money	2014	Fund Services,
	Laundering		LLC (January
	Officer		2014–present); CCO
(2003–2013) and
Senior Vice President,
Ariel Investments,
LLC (2010–2013);
Vice President, Ariel
Investments, LLC
(2003–2010).

Jesse J. Schmitting	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund
Age: 34		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		January 22,	Bancorp Fund
Age: 29		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		April 23,	Services, LLC
Age: 28		2015	(2011–present).

Melissa Aguinaga	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		July 1,	Services, LLC
Age: 28		2015	(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 866-724-5997. A description of these policies and procedures is also included in each Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 866-724-5997 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file a complete schedule of a holdings with the SEC four times each fiscal year at quarter-ends. The Funds file a schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-724-5997 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

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SCHOONER FUNDS

Investment Advisor	Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan St.
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 9, 2012.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/16	FYE 5/31/15
Audit Fees	$31,000	$31,000
Audit-Related Fees	$0	$0
Tax Fees	$8,500	$7,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/16	FYE 5/31/15
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/16	FYE 5/31/15
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 9, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
John Buckel, President

Date August 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
John Buckel, President

Date August 4, 2016

By (Signature and Title)* /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date August 4, 2016